Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of August 4, 2005, (the “Agreement”) between BRIDGE BANK, NATIONAL ASSOCIATION (“Lender”) and Tripath Technology Inc., (“Grantor”) is made with reference to the Business Financing Agreement, dated as of August 4, 2005 (as amended from time to time, the “Financing Agreement”), between Lender and Grantor. Terms defined in the Financing Agreement have the same meaning when used in this Agreement.

For good and valuable consideration, receipt of which is hereby acknowledged, Grantor hereby covenants and agrees as follows:

To secure the Obligations under the Financing Agreement, Grantor grants to Lender a security interest in all right, title, and interest of Grantor in any of the following, whether now existing or hereafter acquired or created in any and all of the following property (collectively, the “Intellectual Property Collateral”):

(a) copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the “Copyrights”), including the Copyrights described in Exhibit A;

(b) trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the “Trademarks”), including the Trademarks described in Exhibit B;

(c) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same (collectively, the “Patents”), including the Patents described in Exhibit C;

(d) mask work or similar rights available for the protection of semiconductor chips or other products (collectively, the “Mask Works”);

(e) trade secrets, and any and all intellectual property rights in computer software and computer software products;

(f) design rights;

(g) claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h) licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i) amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j) proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

The rights and remedies of Lender with respect to the security interests granted hereunder are in addition to those set forth in the Financing Agreement, and those which are now or hereafter available to Lender as a matter of law or equity. Each right, power and remedy of Lender provided for herein or in the Financing Agreement, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein, and the exercise by Lender of any one or more of such rights, powers or remedies does not preclude the simultaneous or later exercise by Lender of any other rights, powers or remedies.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GRANTOR:			LENDER:

TRIPATH TECHNOLOGY INC.			BRIDGE BANK, NATIONAL ASSOCIATION

By:	/s/ Dr. Adya S. Tripathi	By:	/s/ Michael Lederman
Name:	Dr. Adya S. Tripathi President and Chief Executive Officer, Chairman of the Board	Name:	Michael Lederman
		Title:	Vice President

Address for Notices:	Address for Notices:

Attn: Jeffrey L. Garon	Attn: Lee Shodiss
Vice President, Finance and Chief Financial Officer	2120 El Camino Real
2560 Orchard Parkway	Santa Clara, CA 95050
San Jose, CA 95131	Tel: (408) 556-6502
Tel: (408) 750-3000	Fax: (408) 423-8510
Fax: (408) 750-3001

EXHIBIT A

COPYRIGHTS

Title:	A new technique for audio amplification and signal processing
Claimant:	Dr Adya S. Tripathi
Registered:	May 24, 1985

EXHIBIT B

TRADEMARKS

Country	Status	Trademark	Reg. No.

Canada	Abandoned	COMBINANT DIGITAL

Canada	Abandoned	DESIGN (T)

Canada	Abandoned	TRIPATH

China	Registered	COMBINANT	1513827

China	Registered	COMBINANT	1445662

China	Registered	DESIGN (T)	1505735

China	Registered	DESIGN (T)	1436813

China	Registered	TRIPATH	1654287

China	Abandoned	TRIPATH TECHNOLOGY

China	Abandoned	TRIPATH TECHNOLOGY

China	Aband Inst	TRIPATH TECHNOLOGY	1538082

European Community	Regd-DNR	COMBINANT DIGITAL	1089366

European Community	Registered	DESIGN (T)	001089663

European Community	Registered	TRIPATH	1812890

European Community	Registered	TRIPATH TECHNOLOGY	1089028

Hong Kong	Regd-DNR	COMBINANT DIGITAL	2011/2001

Hong Kong	Abandoned	COMBINANT DIGITAL

Hong Kong	Renewed	DESIGN (T)	200016783

Hong Kong	Renewed	DESIGN (T)	4304/2002

Hong Kong	Abandoned	TRIPATH

Hong Kong	Abandoned	TRIPATH

Japan	Regd-DNR	COMBINANT DIGITAL	4426096

Japan	Registered	DESIGN (T)	4426095

Japan	Registered	TRIPATH	4532845

Japan	Registered	TRIPATH TECHNOLOGY	4434289

Korea	Regd-DNR	COMBINANT DIGITAL	1293

Korea	Registered	DESIGN (T)	1292

Korea	Registered	TRIPATH TECHNOLOGY	1176

Singapore	Abandoned	COMBINANT DIGITAL

Singapore	Regd-DNR	COMBINANT DIGITAL	T99/01775D

Singapore	Registered	DESIGN (T)	T99/01772Z

Singapore	Registered	DESIGN (T)	T99/01773H

Singapore	Registered	TRIPATH	T00/08697Z

Singapore	Abandoned	TRIPATH TECHNOLOGY

Singapore	Aband Inst	TRIPATH TECHNOLOGY

Taiwan	Regd-DNR	COMBINANT DIGITAL

Taiwan	Regd-DNR	COMBINANT DIGITAL	00133792

Taiwan	Registered	DESIGN (T)	00903068

Taiwan	Registered	DESIGN (T)	00130297

Taiwan	Registered	TRIPATH	984786

Taiwan	Registered	TRIPATH TECHNOLOGY	00915918

Taiwan	Registered	TRIPATH TECHNOLOGY	00127054

US	Registered	CLASS-T	2,809,670

US	Abandoned	COMBINANT DIGITAL

US	Abandoned	DESIGN (T)

US	Registered	DIGITAL POWER PROCESSING	2,526,206

US	Registered	DPP	2,453,669

US	Abandoned	TIO

US	Abandoned	TIO AND DESIGN

US	Srch-INACT	T-PATH

US	Registered	TRIPATH	2,398,029

US	Registered	TRIPATH AND DESIGN (T)	2,685,346

US	Abandoned	TRIPATH TECHNOLOGY

EXHIBIT C

PATENTS

ISSUED U.S. PATENTS as of 6/30/05

	Patent No.	Issue Date	Title	Inventors
1.	5,974,089	10/26/99	METHOD AND APPARATUS FOR PERFORMANCE IMPROVEMENT BY QUALIFYING PULSES IN AN OVERSAMPLED NOISE-SHAPING SIGNAL PROCESSOR	Adya S. Tripathi Cary L. Delano	TRIPP001

2.	5,909,153	6/1/99	METHOD AND APPARATUS FOR COMPENSATING FOR DELAYS IN MODULATOR LOOPS	Cary L. Delano Adya S. Tripathi	TRIPP002

3.	6,107,844	8/22/00	METHODS AND APPARATUS FOR REDUCING MOSFET BODY DIODE CONDUCTION IN A HALF-BRIDGE CONFIGURATION	Steven K. Berg Cary L. Delano	TRIPP003

4.	6,127,893	10/3/00	METHOD AND APPARATUS FOR CONTROLLING AN AUDIO SIGNAL LEVEL	William D. Llewellyn Cary L. Delano	TRIPP004

5.	6,246,283	6/12/01	POWER EFFICIENT LINE DRIVER	Bhupendra K. Ahuja Cary L. Delano Adya S. Tripathi	TRIPP005

6.	6,281,747	8/28/01	POWER EFFICIENT LINE DRIVER	Bhupendra K. Ahuja Cary L. Delano Adya S. Tripathi	TRIPP005C1

7.	6,229,390	5/8/01	METHODS AND APPARATUS FOR NOISE SHAPING A MIXED SIGNAL POWER OUTPUT	Cary L. Delano Adya S. Tripathi	TRIPP006

8.	6,169,681	1/2/01	POWER SUPPLY TOPOLOGY TO REDUCE THE EFFECTS OF SUPPLY PUMPING	Alson R. Kemp Richard Keller	TRIPP008

9.	5,777,512	7/7/98	METHOD AND APPARATUS FOR OVERSAMPLED, NOISE SHAPING, MIXED-SIGNAL PROCESSING	Adya S. Tripathi Cary L. Delano	Townsend

10.	5,808,491	9/15/98	METHOD AND APPARATUS FOR SENSING A COMMON MODE VOLTAGE	Cary L. Delano	Townsend

11.	5,754,079	5/19/98	METHOD AND APPARATUS FOR BIASING A DIFFERENTIAL CASCODECIRCUIT	Cary L. Delano	Townsend

12.	6,297,697	10/2/01	METHODS AND APPARATUS FOR NOISE-SHAPING A MIXED SIGNAL POWER OUTPUT	Adya S. Tripathi Cary L. Delano	TRIPP006C1

13.	6,316,992	11/13/01	DC OFFSET CALIBRATION FOR A DIGITAL SWITCHING AMPLIFIER	Guoqing Miao Cary L. Delano	TRIPP010

14.	6,329,876	12/11/01	NOISE REDUCTION SCHEME FOR OPERATIONAL AMPLIFIERS	William D. Llewellyn	TRIPP007X1

15.	6,348,836	2/19/02	DUAL INDEPENDENTLY CLOCKED ANALOG-TO-DIGITAL CONVERSION FOR A DIGITAL POWER AMPLIFIER	Cary L. Delano	TRIPP019

16.	6,351,184	2/26/02	DYNAMIC SWITCHING FREQUENCY CONTROL FOR A DIGITAL SWITCHING AMPLIFIER	Cary L. Delano	TRIPP012

17.	6,362,679	3/26/02	IMPROVED POWER FET DRIVER CIRCUIT	Donald T. Wile	TRIPP014

18.	6,362,683	3/26/02	BREAK-BEFORE-MAKE DISTORTION COMPENSATION SYSTEM FOR THE DIGITAL POWER AMPLIFIER	Guoqing Miao Cary L. Delano	TRIPP011

19.	6,411,165	6/25/02	ACTIVE COMMON MODE FEEDBACK	Cary L. Delano	TRIPP024

20.	6,414,560	07/02/02	LOOP DELAY COMPENSATION FOR A DIGITAL POWER AMPLIFIER	Cary L. Delano	TRIPP020

21.	6,518,849	02/11/03	DYNAMICALLY DELAY COMPENSATION VERSUS AVERAGE SWITCHING FREQUENCY IN A MODULAR LOOP	Cary L. Delano	TRIPP023

22.	6,515,604	02/04/03	DIGITAL SIGNAL PROCESSING UNIT WITH IMPROVED DISTORTION AND NOISE	Cary L. Delano	TRIPP027

23.	6,549,069	04/15/03	SELF TIMED SWITCHING FOR A DIGITAL POWER AMPLIFIER	Cary L. Delano	TRIPP018

24.	6,566,946	5/20/03	NOISE REDUCTION SCHEME FOR OPERATIONAL AMPLIFIERS	Cary L. Delano	TRIPP007X1C1

25.	6,577,194	6/10/03	RESONANT GATE DRIVE TECHNIQUE FOR A DIGITAL POWER AMPLIFIER	Cary L. Delano	TRIPP017

26.	6,577,189	6/10/03	SCHEME FOR REDUCING TRANSMIT-BAND NOISE FLOOR AND ADJACENT CHANNEL POWER WITH POWER BACKOFF	Cary L. Delano Arun Jayaraman	TRIPP031

27.	6,580,322	6/17/03	DYNAMIC SWITCHING FREQUENCY CONTROL METHOD FOR A DIGITAL SWITCHING POWER AMPLIFIER	Cary L. Delano Guoqing Miao	TRIPP012C1

28.	6,603,355	8/5/03	ACTIVE COMMON MODE FEEDBACK FOR UNBALANCED INPUT AND FEEDBACK SIGNALS AND METHODS THEREOF	Cary L. Delano	TRIPP024C1

29.	6,617,642	9/9/03	METHOD AND CIRCUIT TO OBTAIN HIGH FREQUENCY SWITCHING POWER FET STAGE FOR INDUCTIVE LOADS	Sorin Georgescu	TRIPP015

30.	6,621,339	9/16/03	METHODS AND APPARATUS FOR FACILITATING NEGATIVE FEEDBACK, PROVIDING LOOP STABILITY AND IMPROVING AMPLIFIER EFFICIENCY	Adya S. Tripathi Asit Tripathi	TRIPP038

31.	6,628,166	9/30/03	RF COMMUNICATION SYSTEM USING AN RF DIGITAL AMPLIFIER	Cary L. Delano	TRIPP016

32.	6,630,899	10/7/03	SCHEME FOR MAXIMISING EFFICIENCY OF POWER AMPLIFIER UNDER POWER BACKOFF CONDITIONS	Arun Jayaraman	TRIPP032

33.	6,693,491	2/17/04	METHOD AND APPARATUS FOR CONTROLLING AN AUDIO SIGNAL LEVEL	Cary L. Delano	TRIPP025

34.	6,724,248	4/20/04	AN IMPROVED DC OFFSET SELF-CALIBRATION SYSTEM FOR A DIGITAL SWITCHING AMPLIFIER	William Llewellyn	TRIPP036

35.	6,737,713	5/13/04	SUBSTRATE CONNECTION IN INTEGRATED POWER CIRCUIT	Sorin Georgescu	TRIPP037

36.	6,781,458	8/24/04	PROVIDING DC ISOLATION IN SWITCHING AMPLIFIERS	Babak Mazda	TRIPP039

37.	6,785,392	8/31/04	A MUTE-IN-SILENCE SCHEME FOR AUDIO AMPLIFIERS	William Llewellyn	TRIPP029

38.	6,798,288	9/28/04	METHOD FOR OPTIMAL OPERATION OF LOOP STRUCTURE OF CLASS-T AMPLIFIERS FOR FDD SYSTEMS	Arun Jayaraman Cary Delano	TRIPP033

ISSUED INTERNATIONAL PATENTS as of 6/30/05

	Patent No.	Issue Date	Title	Country
1.	129936	8/1/01	METHOD AND APPARATUS FOR REDUCING MOSFET BODY DIODE CONDUCTION IN A HALF BRIDGE CONFIGURATION	Taiwan	TRIPP003.TW

2.	130682	8/16/01	METHODS AND APPARATUS FOR CONTROLLING AN AUDIO SIGNAL LEVEL	Taiwan	TRIPP004.TW

3.	60709	10/24/00	METHOD AND APPARATUS FOR OVERSAMPLED, NOISE SHAPING, MIXED SIGNAL PROCESSING	Singapore	Townsend

4.	092983	6/17/98	METHOD AND APPARATUS FOR OVERSAMPLED, NOISE SHAPING, MIXED SIGNAL PROCESSING	Taiwan	Townsend

5.	135600	10/26/01	METHOD AND APPARATUS FOR COMPENSATING FOR DELAYS IN MODULAR LOOP	Taiwan	TRIPP002.TW

6.	70509	2/27/02	METHOD AND APPARATUS FOR PERFORMANCE IMPROVEMENT BY QUALIFYING PULSES IN AN OVERSAMPLED NOISE-SHAPING SIGNAL PROCESSOR	Singapore	TRIPP001.SG

7.	89103715	4/10/02	POWER SUPPLY TOPOLOGY TO REDUCE THE EFFECTS OF SUPPLY PUMPING	Taiwan	TRIPP008.TW

8.	148300	5/1/02	NOISE REDUCTION SCHEME FOR OPERATIONAL AMPLIFIERS	Taiwan	TRIPP007X1TW

9.	148839	5/8/02	METHODS AND APPARATUS FOR NOISE SHAPING A MIXED SIGNAL POWER OUTPUT	Taiwan	TRIPP006.TW

10.	148925	5/9/02	BREAK-BEFORE-MAKE DISTORTION COMPENSATION SYSTEM FOR THE DIGITALPOWER AMPLIFIER	Taiwan	TRIPP011.TW

11.	74974	8/16/02	METHOD AND APPARATUS FOR COMPENSATING FOR DELAYS IN MODULATOR LOOPS	Singapore	TRIPP002.SG

12.	157634	10/8/02	DYNAMIC SWITCHING FREQUENCY CONTROL FOR A DIGITAL SWITCHING AMPLIFIER	Taiwan	TRIPP012.TW

13.	162267	12/23/02	POWER EFFICIENT LINE DRIVER	Taiwan	TRIPP005.TW

14.	163502	2/7/03	RF COMMUNICATION SYSTEM USING AN RF DIGITAL AMPLIFIER	Taiwan	TRIPP016.TW

15.	168866	4/23/03	METHOD AND CIRCUIT TO OBTAIN HIGH FREQUENCY SWITCHING POWER FET STAGE FOR INDUCTIVE LOADS	Taiwan	TRIPP015.TW

16.	173026	7/2/03	IMPROVED POWER FET DRIVER CIRCUIT	Taiwan	TRIPP014.TW

17.	191538	3/24/04	DC OFFSET CALIBRATION FOR A DIGITAL SWITCHING AMPLIFIER	Taiwan	TRIPP010.TW